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                                                                  EXHIBIT 10.2.5

                          LEASE EXTENSION AND AMENDMENT

Re: Lease dated January 14, 1982 by and between Renault & Handley Employees Investment Co Lessor, and Drexler Technology, Lessee, covering premises commonly known as 2644 East Bayshore Frontage Road, Mountain View, California. Said Lease was extended to terminate on May 31, 1992 by exercise of option, and further extended by agreement dated February 16, 1989 to terminate on May 31, 1994. The lease was further extended on June 3, 1991 to terminate on May 31, 1996 by agreement. The lease was further extended to terminate on May 31, 2000 by a Lease Extension & Amendment executed by the Lessor on September 2, 1994.

The above referenced Lease & Extension Agreement is hereby extended and amended as follows:

1) The termination date shall be May 31, 2003. The rental amount for the period commencing June 1, 2000 through May 31, 2003 shall be negotiated within 90 days prior to June 1st, 2000 and shall be ninety six (96) percent of the average rental for similar buildings as to size, improvements, and number of parking spaces in the general vicinity of the herein demised premises.

2) The Lessee is granted the option of renewing the Lease for a three (3) year period to commence on June 1, 2003 and to terminate on May 31, 2006. All of the terms and conditions contained in the Lease and extensions thereof shall govern the extension period excepting the monthly rental, and this option to renew. The monthly rental shall be renegotiated using the following procedure: The rental for the option period is to be the average rental for similar buildings, as to size, improvements, and number of parking spaces in the general vicinity of the herein demised premises. Only rentals which have been negotiated within a period of twelve (12) months prior to the exercise date of this option shall be considered for comparison purposes. In order to exercise this option, the Lessee must give written notice to the Lessor a minimum of ninety (90) and a maximum of one hundred twenty (120) days prior to May 31, 2003. This option may only be exercised if the Lessee also exercises its option to lease the premises commonly known as 2648 East Bayshore Road, Mountain View simultaneously. This option is personal to Drexler Technology, and not transferable to any other entity without the prior consent of the Lessor.

          LESSOR:                                        LESSEE:

RENAULT & HANDLEY EMPLOYEES                         DREXLER TECHNOLOGY
INVESTMENT CO.


By:     /s/ G.O. McKee                       By:    /s/ Steven G. Larson
     -----------------------------                 -----------------------------

Date:   12/02/97                             Date:   Nov 18, 1997
     -----------------------------                 -----------------------------


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

                          LEASE EXTENSION AND AMENDMENT


Re: Lease dated January 14, 1982 by and between Renault & Handley Employees Investment Co Lessor, and Drexler Technology, Lessee, covering premises commonly known as 2648 East Bayshore Frontage Road, Mountain View, California. Said Lease was extended to terminate on May 31, 1992 by exercise of option, and further extended by agreement dated February 16, 1989 to terminate on May 31, 1994. The lease was further extended on June 3, 1991 to terminate on May 31, 1996 by agreement. The lease was further extended to terminate on May 31, 2000 by a Lease Extension & Amendment executed by the Lessor on September 2, 1994.

The above referenced Lease & Extension Agreement is hereby extended and amended as follows:

1) The termination date shall be May 31, 2003. The rental amount for the period commencing June 1, 2000 through May 31, 2003 shall be negotiated within 90 days prior to June 1st, 2000 and shall be ninety six (96) percent of the average rental for similar buildings as to size, improvements, and number of parking spaces in the general vicinity of the herein demised premises.

2) The Lessee is granted the option of renewing the Lease for a three (3) year period to commence on June 1, 2003 and to terminate on May 31, 2006. All of the terms and conditions contained in the Lease and extensions thereof shall govern the extension period excepting the monthly rental, and this option to renew. The monthly rental shall be renegotiated using the following procedure: The rental for the option period is to be the average rental for similar buildings, as to size, improvements, and number of parking spaces in the general vicinity of the herein demised premises. Only rentals which have been negotiated within a period of twelve (12) months prior to the exercise date of this option shall be considered for comparison purposes. In order to exercise this option, the Lessee must give written notice to the Lessor a minimum of ninety (90) and a maximum of one hundred twenty (120) days prior to May 31, 2003. This option may only be exercised if the Lessee also exercises its option to lease the premises commonly known as 2644 East Bayshore Road, Mountain View simultaneously. This option is personal to Drexler Technology, and not transferable to any other entity without the prior consent of the Lessor.

          LESSOR:                                        LESSEE:

RENAULT & HANDLEY EMPLOYEES                         DREXLER TECHNOLOGY
INVESTMENT CO.


By:     /s/ G.O. McKee                       By:    /s/ Steven G. Larson
     -----------------------------                 -----------------------------

Date:   12/02/97                             Date:   Nov 18, 1997
     -----------------------------                 -----------------------------


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